UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008

AVAX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29222	13-3575874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Hamilton Street

Suite 204

Philadelphia, PA 10130

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (215) 241-9760

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 3, 2008, AVAX Technologies, Inc. (the “Company”) issued a press release announcing that the Company had presented the results of its phase I-II trial of MVax® at the annual meeting of the American Society for Clinical Oncology. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report:

99.1	AVAX Technologies, Inc. press release, dated June 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVAX TECHNOLOGIES, INC.

By:	/s/ Francois R. Martelet, M.D.
Name:	Francois R. Martelet, M.D.
Title:	President and Chief Executive Officer

Date: June 5, 2008